Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Equity
14.
EQUITY
a.
Ordinary shares

	December 31,	December 31,	December 31,
	2020	2021	2022
Number of ordinary shares authorized *	500,000,000	500,000,000	500,000,000
Authorized par value per share	US$ 0.01	US$ 0.01	US$ 0.01
Number of ordinary shares issued and fully paid	209,675,470	348,723,365	348,723,365
Number of equivalent ADSs issued and fully paid (before ratio change) **	41,935,094	69,744,673	69,744,673
Number of equivalent ADSs issued and fully paid (after ratio change) **	8,387,019	13,948,935	13,948,935
Amount of ordinary shares authorized *	$5,000,000	$5,000,000	$5,000,000
Amount of share capital par value issued and fully paid	$61,826,237	$63,019,962	$63,019,962
Amount of share capital surplus issued and fully paid	$115,754,741	$213,098,729	$213,098,729

Issuance of new ADS

a) Private Placement

In February 2021, the Company sold 25,568,180 ordinary shares (the equivalent of 5,113,636 ADSs) in a private placement for net proceeds of approximately $18.0 million pursuant to a securities purchase agreement the Company entered into with the purchasers in the private placement (the Securities Purchase Agreement).

b) Underwritten public offering

In March 2021, the Company sold 17,250,000 ADSs representing 86,250,000 ordinary shares in an underwritten public offering for net proceeds of $64.9 million after deducting underwriting discounts and commissions and offering expenses.

c) At the market ("ATM") sale agreement

On October 9, 2020, the Company filed a registration statement on Form F-3 with the SEC and entered into an ATM Sale Agreement, with Jefferies LLC, for an at the market offering in the United States of its ADSs representing ordinary shares. In accordance with the terms of the ATM Sales Agreement, the Company may offer and sell ADSs having an aggregate offering price of up to $50 million from time to time through Jefferies LLC, acting as sales agent. As of December 31, 2020, the Company had raised net proceeds $7.4 million by offering 19,720,500 ordinary shares (representing 3,944,100 ADS) under the ATM Sales Agreement.

On August 6, 2021, the Company increased the ATM Sale Agreement, with Jefferies LLC whereby in accordance with the revised terms of the ATM Sale Agreement, the Company may offer and sell ADSs having an aggregate offering value of up to $85 million from time to time through Jefferies LLC, acting as sales agent. During the year ended December 31, 2021, the Company has raised net proceeds approximately $14.1 million under ATM Sale Agreement by offering 24,594,360 ordinary shares (equivalent of 4,918,872 ADSs).

The share capital was also increased when holders of certain warrants amounting to $825,800, purchased 2,045,355 ordinary shares (representing 409,071 ADSs) at an exercise price of $2.02 per ADS in 2021.

During the year ended December 31, 2022, there were no issuance of ordinary shares/ADS.

* On January 31, 2023, the Company held an Extraordinary General Meeting of shareholders to increase authorized share capital. Please refer to Note 25(a) for subsequent event details.

** On March 10, 2023, the Company announced its plan to change the ratio of ADSs to its ordinary shares as per Note 25(c) and made a retrospective adjustment to the number of equivalent ADSs issued and fully paid.

b.
Retained earnings and dividends policy

Under ASLAN Cayman’s Articles of Incorporation, ASLAN Cayman may declare dividends by ordinary resolution of ASLAN Cayman’s board of directors, but no dividends shall exceed the amount recommended by the directors of ASLAN Cayman.

ASLAN Cayman may set aside out of the funds legally available for distribution, for equalizing dividends or for any other purpose to which those funds may be properly applied, either employed in the business of ASLAN Cayman or invested in such investments as the directors of ASLAN Cayman may from time to time think fit. There were no dividends distributed in years 2020, 2021 and 2022.